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Exhibit (a)(9): Board Resolution of RiverSource Life Insurance Company dated
April 15, 2011.

                            SECRETARY'S CERTIFICATE
                       RIVERSOURCE LIFE INSURANCE COMPANY

Effective as of December 8, 2006, the Board of Directors of RiverSource Life Insurance Company, by unanimous written consent, approved the following resolutions, which remain in full force and effect:

      RESOLVED, that the proper officers of the Company are hereby authorized and directed to establish such subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts as they determine to be appropriate;

      RESOLVED FURTHER, that the proper officers of the Company are hereby authorized and directed, as they determine to be appropriate and in accordance with applicable laws and regulations, to establish additional subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts or to remove, consolidate or otherwise modify the subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts; and

As Executive Vice President - Life & Disability Insurance of RiverSource Life Insurance Company, I hereby establish, pursuant to the authority granted by the Board of Directors, 101 additional subaccounts within the separate account that will invest in the following funds:

1     subaccount investing in           AllianceBernstein VPS Growth and Income Portfolio (Class B)
1     subaccount investing in           AllianceBernstein VPS International Value Portfolio (Class B)
1     subaccount investing in           AllianceBernstein VPS Large Cap Growth Portfolio (Class B)
1     subaccount investing in           American Century VP International, Class I
1     subaccount investing in           American Century VP Value, Class I
1     subaccount investing in           Calvert Variable Series, Inc. VP SRI Social Balanced Portfolio
1     subaccount investing in           Columbia High Yield Fund, Variable Series, Class B
1     subaccount investing in           Credit Suisse Trust - Commodity Return Strategy Portfolio
1     subaccount investing in           Credit Suisse Trust - U.S. Equity Flex I Portfolio
1     subaccount investing in           Eaton Vance VT Floating-Rate Income Fund
1     subaccount investing in           Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2
1     subaccount investing in           Fidelity(R) VIP Growth & Income Portfolio Service Class
1     subaccount investing in           Fidelity(R) VIP Mid Cap Portfolio Service Class

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
1     subaccount investing in           Fidelity(R) VIP Overseas Portfolio Service Class
1     subaccount investing in           FTVIPT Franklin Global Real Estate Securities Fund - Class 2
1     subaccount investing in           FTVIPT Franklin Small Cap Value Securities Fund - Class 2
1     subaccount investing in           FTVIPT Mutual Shares Securities Fund - Class 2
1     subaccount investing in           Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares
1     subaccount investing in           Goldman Sachs VIT Structured Small Cap Equity Fund - Institutional Shares
1     subaccount investing in           Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares
1     subaccount investing in           Invesco V.I. Capital Appreciation Fund, Series I Shares
1     subaccount investing in           Invesco V.I. Capital Development Fund, Series I Shares
1     subaccount investing in           Invesco V.I. Core Equity Fund, Series I Shares
1     subaccount investing in           Invesco V.I. Financial Services Fund, Series I Shares
1     subaccount investing in           Invesco V.I. International Growth Fund, Series II Shares
1     subaccount investing in           Invesco V.I. Technology Fund, Series I Shares
1     subaccount investing in           Invesco Van Kampen V.I. Comstock Fund, Series II Shares
1     subaccount investing in           Janus Aspen Series Enterprise Portfolio: Service Shares
1     subaccount investing in           Janus Aspen Series Global Technology Portfolio: Service Shares
1     subaccount investing in           Janus Aspen Series Janus Portfolio: Service Shares
1     subaccount investing in           Janus Aspen Series Overseas Portfolio: Service Shares
1     subaccount investing in           MFS(R) Investors Growth Stock Series - Service Class
1     subaccount investing in           MFS(R) New Discovery Series - Service Class
1     subaccount investing in           MFS(R) Utilities Series - Service Class
1     subaccount investing in           Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares
1     subaccount investing in           Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares
1     subaccount investing in           Oppenheimer Global Securities Fund/VA, Service Shares
1     subaccount investing in           Oppenheimer Global Strategic Income Fund/VA, Service Shares

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
1     subaccount investing in           Oppenheimer Main Street Small Cap Fund/VA, Service Shares
1     subaccount investing in           PIMCO VIT All Asset Portfolio, Advisor Share Class
1     subaccount investing in           Putnam VT Global Health Care Fund - Class IB Shares
1     subaccount investing in           Putnam VT High Yield Fund - Class IB Shares
1     subaccount investing in           Putnam VT International Equity Fund - Class IB Shares
1     subaccount investing in           Putnam VT Multi-Cap Growth Fund - Class IA Shares
2     subaccount investing in           Putnam VT Multi-Cap Growth Fund - Class IB Shares
1     subaccount investing in           Royce Capital Fund - Micro-Cap Portfolio, Investment Class
1     subaccount investing in           RVST Disciplined Asset Allocation Portfolios - Aggressive
1     subaccount investing in           RVST Disciplined Asset Allocation Portfolios - Conservative
1     subaccount investing in           RVST Disciplined Asset Allocation Portfolios - Moderate
1     subaccount investing in           RVST Disciplined Asset Allocation Portfolios - Moderately Aggressive
1     subaccount investing in           RVST Disciplined Asset Allocation Portfolios - Moderately Conservative
1     subaccount investing in           RVST RiverSource Variable Portfolio - Balanced Fund (Class 3)
1     subaccount investing in           RVST RiverSource Variable Portfolio - Cash Management Fund (Class 3)
1     subaccount investing in           RVST RiverSource Variable Portfolio - Diversified Bond Fund (Class 3)
1     subaccount investing in           RVST RiverSource Variable Portfolio - Diversified Equity Income Fund (Class 3)
1     subaccount investing in           RVST RiverSource Variable Portfolio - Dynamic Equity Fund (Class 3)
1     subaccount investing in           RVST RiverSource Variable Portfolio - Global Bond Fund (Class 3)
1     subaccount investing in           RVST RiverSource Variable Portfolio - Global Inflation Protected Securities Fund (Class 3)
1     subaccount investing in           RVST RiverSource Variable Portfolio - High Yield Bond Fund (Class 3)
1     subaccount investing in           RVST RiverSource Variable Portfolio - Income Opportunities Fund (Class 3)

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
1     subaccount investing in           RVST RiverSource Variable Portfolio - Mid Cap Growth Fund (Class 3)
1     subaccount investing in           RVST RiverSource Variable Portfolio - Mid Cap Value Fund (Class 3)
1     subaccount investing in           RVST RiverSource Variable Portfolio - S&P 500 Index Fund (Class 3)
1     subaccount investing in           RVST RiverSource Variable Portfolio - Short Duration U.S. Government Fund (Class 3)
1     subaccount investing in           RVST Seligman Variable Portfolio - Growth Fund (Class 3)
1     subaccount investing in           RVST Seligman Variable Portfolio - Larger-Cap Value Fund (Class 3)
1     subaccount investing in           RVST Seligman Variable Portfolio - Smaller-Cap Value Fund (Class 3)
1     subaccount investing in           RVST Threadneedle Variable Portfolio - Emerging Markets Fund (Class 3)
1     subaccount investing in           RVST Threadneedle Variable Portfolio - International Opportunity Fund (Class 3)
1     subaccount investing in           RVST Variable Portfolio - Davis New York Venture Fund (Class 3)
1     subaccount investing in           RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class 3)
1     subaccount investing in           RVST Variable Portfolio - Partners Small Cap Value Fund (Class 3)
2     subaccounts investing in          RVST Variable Portfolio - Aggressive Portfolio (Class 2)
2     subaccounts investing in          RVST Variable Portfolio - Aggressive Portfolio (Class 4)
2     subaccounts investing in          RVST Variable Portfolio - Conservative Portfolio (Class 2)
2     subaccounts investing in          RVST Variable Portfolio - Conservative Portfolio (Class 4)
2     subaccounts investing in          RVST Variable Portfolio - Moderate Portfolio (Class 2)
2     subaccounts investing in          RVST Variable Portfolio - Moderate Portfolio (Class 4)
2     subaccounts investing in          RVST Variable Portfolio - Moderately Aggressive Portfolio (Class 2)
2     subaccounts investing in          RVST Variable Portfolio - Moderately Aggressive Portfolio (Class 4)
2     subaccounts investing in          RVST Variable Portfolio - Moderately Conservative Portfolio (Class 2)

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
2     subaccounts investing in          RVST Variable Portfolio - Moderately Conservative Portfolio (Class 4)
1     subaccount investing in           Third Avenue Value Portfolio
1     subaccount investing in           Wanger International
1     subaccount investing in           Wanger USA
1     subaccount investing in           Wells Fargo Advantage VT Core Equity Fund - Class 2
2     subaccount investing in           Wells Fargo Advantage VT International Equity Fund - Class 2
1     subaccount investing in           Wells Fargo Advantage VT Opportunity Fund - Class 2
1     subaccount investing in           Wells Fargo Advantage VT Small Cap Growth Fund - Class 2

In accordance with the above resolutions and pursuant to the authority granted by the Board of Directors of RiverSource Life Insurance Company, the Unit Investment Trust comprised of RiverSource Variable Life Separate Account is hereby reconstituted.

/s/ Jon Stenberg                         Received by the Assistant Secretary:

_________________________                /s/ ___________________________
Jon Stenberg                                 Dixie Carroll

Date: